UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report: June 12, 2013
(Date of earliest event reported)
AGILYSYS, INC.
(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

425 Walnut Street, Suite 1800 Cincinnati, Ohio	45202

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (770) 810-7800

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition; and

Item 7.01	Regulation FD Disclosure
The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On June 12, 2013, Agilysys, Inc. issued a press release announcing its results for fiscal 2013 fourth quarter ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the slide presentation for the earnings webcast conference call is also attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d)  Exhibits
The following item is furnished as an exhibit to this current report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated June 12, 2013, announcing its results for the fourth quarter ended March 31, 2013.

99.2	Fourth quarter ended March 31, 2013 slide presentation for earnings webcast conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/Robert R. Ellis
Robert R. Ellis
Senior Vice President, Chief Financial Officer,
Chief Operating Officer and Treasurer

Date: June 12, 2013

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Agilysys, Inc. dated June 12, 2013, announcing its results for the fourth quarter ended March 31, 2013.

99.2	Fourth quarter ended March 31, 2013 slide presentation for earnings webcast conference call.